PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITIES v3.0
PRUDENTIAL PREMIER® ADVISOR VARIABLE ANNUITY v3.0

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated January 12, 2015
To
Prospectuses dated April 28, 2014 (For Annuities Issued on or After January 12, 2015)

This Supplement should be read and retained with the Prospectus for your Annuity.  This Supplement updates certain information in the Prospectus for the Prudential Premier® Retirement Variable Annuities and the Prudential Premier® Advisor Variable Annuity.  If you would like another copy of the current Prospectus please call us at 1-888-PRU-2888.

FOR USE IN CALIFORNIA ONLY

CHANGE OF DESIGNATED LIVES
FOR HIGHEST DAILY LIFETIME V3.0, SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0, HIGHEST DAILY LIFETIME V3.0 WITH HIGHEST DAILY DEATH BENEFIT, AND SPOUSAL HIGHEST DAILY LIFETIME INCOME V3.0 WITH HIGHEST DAILY DEATH BENEFIT

SPOUSAL DESIGNATED LIVES
Spousal designated lives must be each other’s spouse when the spousal designated lives are named and on the date of the death of the first spouse. While both spousal designated lives are named, each Owner must be designated as the other Owner’s primary Beneficiary.

REMAINING DESIGNATED LIFE
A remaining designated life must be a natural person who was named as one of the spousal designated lives. A spousal designated life will become the remaining designated life on the earliest of: (i) the death of the first spouse; (ii) removal of one of the spousal designated lives as Beneficiary; and (iii) divorce from the other spousal designated life while the benefit is in effect.

CHANGE OF DESIGNATED LIFE OR LIVES
In connection with any change, designations must retain the same ownership and designated life basis that existed prior to the change. For example, a single Owner and single designated life cannot be changed to joint Owners and spousal designated lives.

If the designated life or lives are changed, the Protected Withdrawal Value will be recalculated to equal the current Unadjusted Account Value on the date the change is received at the Service Office. This recalculation will change the Annual Income Amount available under the benefit. The Withdrawal Percentages and Roll-up Rate issued with your Annuity will still apply. However, the Withdrawal Percentage applicable to the new designated life's age (or the new younger designated life's age if a spousal benefit was elected) on the later of the date of the first lifetime withdrawal or the date the change is received at our Service Office in good order will be used to determine the new Annual Income Amount.

In addition, for Highest Daily Lifetime v3.0 with Highest Daily Death Benefit and Spousal Highest Daily Lifetime Income v3.0 with Highest Daily Death Benefit, if the designated life or lives are changed, the Highest Daily Death Benefit will be recalculated to equal the current Unadjusted Account Value on the date the change is received at our Service Center in good order.

STEP-UPS
Beginning on the first Annuity Anniversary after the first Lifetime Withdrawal, and on every Annuity Anniversary thereafter, we will automatically step up your Annual Income Amount if the following calculation would result in an Annual Income Amount greater than your current Annual Income Amount: the applicable Withdrawal Percentage multiplied by the highest daily Unadjusted Account Value (as measured on each Valuation Day since: the first Lifetime Withdrawal; a change in the Designated Life/Lives; or the last anniversary of the Issue Date of the Annuity, whichever is latest), minus any subsequent withdrawals and plus any additional adjusted purchase payments.

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